UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BERRY PETROLEUM COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BERRY PETROLEUM COMPANY Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

‚ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Proposals — The Board of Directors Recommends a Vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

	For	Against	Abstain	Ê

1.   Adoption of the Agreement and Plan of Merger, dated as of February 20, 2013, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013, and Amendment No. 2 to Agreement and Plan of Merger, dated as of November 13, 2013, by and among Berry Petroleum Company (“Berry”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of Berry (“HoldCo”), Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo, LinnCo, LLC (“LinnCo”), Linn Acquisition Company, LLC, a direct wholly owned subsidiary of LinnCo (“LinnCoMerger Sub”), and Linn Energy, LLC (“LINN”), as such agreement may be amended from time to time, and approval of the merger of Berry with Bacchus Merger Sub, with Berry surviving as a wholly owned subsidiary of HoldCo, the merger of HoldCo with LinnCo Merger Sub, with LinnCoMerger Sub surviving as a wholly owned subsidiary of LinnCo, and the other transactions contemplated by the merger agreement, pursuant to which Berry stockholders will receive 1.68 LinnCo common shares for each share of Berry common stock they own immediately prior to the merger.

	☐	☐	☐
2. Approval, on an advisory (non-binding) basis, of the specified compensation that may be received by Berry’s named executive officers in connection with the merger.	☐	☐	☐
3. Approval of any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement.	☐	☐	☐
The proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Proxy — BERRY PETROLEUM COMPANY

Proxy for the Special Meeting of Shareholders

The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby appoints Robert F. Heinemann and Davis O. O’Connor, or either of them, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on November 14, 2013 at the Special Meeting of Shareholders to be held on December 16, 2013 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be marked, dated and signed, on the other side)

BERRY PETROLEUM COMPANY
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 PM Eastern Time the day prior to the special meeting date.
Vote by Internet
• Go to www.investorvote.com/BRY
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	• Follow the instructions provided by the recorded message

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Proposals — The Board of Directors Recommends a Vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

	For	Against	Abstain

1.   Adoption of the Agreement and Plan of Merger, dated as of February 20, 2013, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013, and Amendment No. 2 to Agreement and Plan of Merger, dated as of November 13, 2013, by and among Berry Petroleum Company (“Berry”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of Berry (“HoldCo”), Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo, LinnCo, LLC (“LinnCo”), Linn Acquisition Company, LLC, a direct wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), and Linn Energy, LLC (“LINN”), as such agreement may be amended from time to time, and approval of the merger of Berry with Bacchus Merger Sub, with Berry surviving as a wholly owned subsidiary of HoldCo, the merger of HoldCo with LinnCo Merger Sub, with LinnCo Merger Sub surviving as a wholly owned subsidiary of LinnCo, and the other transactions contemplated by the merger agreement, pursuant to which Berry stockholders will receive 1.68 LinnCo common shares for each share of Berry common stock they own immediately prior to the merger.

	☐	☐	☐	Ê
2. Approval, on an advisory (non-binding) basis, of the specified compensation that may be received by Berry’s named executive officers in connection with the merger.	☐	☐	☐
3. Approval of any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement.	☐	☐	☐
The proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Proxy — BERRY PETROLEUM COMPANY

Proxy for the Special Meeting of Shareholders

The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby appoints Robert F. Heinemann and Davis O. O’Connor, or either of them, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on November 14, 2013 at the Special Meeting of Shareholders to be held on December 16, 2013 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be marked, dated and signed, on the other side)